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                                                                Exhibit 21


                           SUBSIDIARIES OF THE COMPANY

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                                                                                    STATE OF
CORPORATION NAME                                                                 INCORPORATION
----------------                                                                 -------------
1st Classic Inns Corp.                                                              Delaware
1st Classic Inns Int'l. Inc.                                                        Florida
3401 Austin Beverage Corporation                                                    Texas
Albany Hotel Inc.                                                                   Florida
Albany Motel Enterprises, Inc.                                                      Florida
Apico Hills Inc.                                                                    Penna.
Apico Inn of Greentree Inc.                                                         Penna.
Apico Inns of Penna. Inc.                                                           Penna.
Apico Inns of Pittsburgh Inc.                                                       Penna.
Apico Management Corp.                                                              Penna.
Baltimore Enterprises of Florida Inc.                                               Florida
Bloomington Motel Ent. Inc.                                                         Indiana
Bloomington Restaurant Inns Inc.                                                    Indiana
Brecksville Hospitality, Inc.                                                       Ohio
Bridgeport Motel Ent. Inc.                                                          Conn.
Brunswick Motel Ent. Inc.                                                           Georgia
Club Castile of Lufkin                                                              Texas
Derry Motel Ent. Inc.                                                               Penna.
Dothan Hospitality 3053, Inc.                                                       Alabama
Dothan Hospitality 3071, Inc.                                                       Alabama
East Texas Inns Inc.                                                                Texas
Fayetteville Motel Ent. Inc.                                                        N. Carolina
FCD Hospitality Inc.                                                                Delaware
Fleet Beverage Corp.                                                                Texas
Fourth Street Hospitality, Inc.                                                     Iowa
Ft Laud Motel Associates Inc.                                                       Florida
Ft Wayne Motel Ent. Inc.                                                            Indiana
Gadsden Hospitality, Inc.                                                           Alabama
Gaslight Club of Tyler                                                              Texas
Groupers And Company Seafood Restaurant                                             S. Carolina
Harrisburg Motel Ent. Inc.                                                          Penna.
Hilton Head Motel Ent. Inc.                                                         S. Carolina
Hotel Management Associates Inc.                                                    Florida
Hotels International III, Inc.                                                      Florida
Island Motel Ent. Inc.                                                              Georgia
KDS Corporation                                                                     Nevada
Kinser Motel Ent. Inc.                                                              Indiana
LG Airport Hotel Associates Inc.                                                    New York
Main Avenue Beverage Corporation                                                    Texas
Management Corp. of Grossingers                                                     New York
Marketing Design Force Inc.                                                         Florida
McCoy Residential Associates Inc.                                                   Florida
McKnight Motel Inc.                                                                 Penna.


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
Minneapolis Motel Ent. Inc.                                                         Minn.
Moon Airport Motel Inc.                                                             Penna.
New Orleans Airport Motel Ent. Inc.                                                 Florida
N.H. Motel Ent. Inc.                                                                Michigan
Old Mill Of Nacogdoches Inc.                                                        Texas
Palm Beach Motel Ent. Inc.                                                          Florida
Penmoco Inc.                                                                        Michigan
Pompano Claim Service Inc.                                                          Florida
Raleigh Entertainment Ent. Inc.                                                     N. Carolina
Raleigh Motel Ent. Inc.                                                             N. Carolina
Raleigh Triangle Motel Ent. Inc.                                                    N. Carolina
Raleigh-Downtown Ent. Inc.                                                          N. Carolina
Romulus Motel Ent. Inc.                                                             Michigan
Royce Holding Corp                                                                  Delaware
Royce Hotel Corporation                                                             Delaware
Royce Management Corp.                                                              Florida
Royce Management Corp. of Ga.                                                       Georgia
Royce Management Corp. of Huntington                                                New York
Royce Management Corp. of Lantern Bay                                               Calif.
Royce Management Corp. of Oxford Falls                                              Penna.
Santa Fe Continental Inn Inc.                                                       New Mexico
Schenectady Motel Ent. Inc.                                                         New York
Scranton Motel Ent. Inc.                                                            Penna.
Second Fayetteville Motel Ent. Inc.                                                  N. Carolina
Second Palm Beach Motel Ent. Inc.                                                   Florida
Servico Acceptance Corporation                                                      Florida
Servico Austin, Inc.                                                                Texas
Servico Charlottesville Inc.                                                        Florida
Servico Columbus Inc.                                                               Florida
Servico Council Bluffs, Inc.                                                        Iowa
Servico East Washington, Inc.                                                       Florida
Servico Equity Inc.                                                                 Florida
Servico Flagstaff, Inc.                                                             Arizona
Servico Fort Wayne II Inc.                                                          Florida
Servico Fort Wayne Inc.                                                             Florida
Servico Frisco, Inc.                                                                Colorado
Servico Ft. Pierce, Inc.                                                            Delaware
Servico Gainesville, Inc.                                                            Florida
Servico Gulf Coast Hospitality Inc.                                                 Florida
Servico Hilton Head, Inc.                                                           S. Carolina
Servico Hospitality Inc.                                                            Florida
Servico Hotels I Inc.                                                               Florida
Servico Hotels II Inc.                                                              Florida
Servico Hotels III Inc.                                                             Florida
Servico Hotels IV Inc.                                                              Florida
Servico Invest. Co. of Delaware Inc.                                                Delaware
Servico Lansing, Inc.                                                               Michigan
Servico Lawrence, Inc.                                                              Kansas

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

Servico Lending Inc.                                                                Florida
Servico Management Corp.                                                            Florida
Servico Management Corp. (Texas)                                                    Texas
Servico Manhattan, Inc.                                                             Kansas
Servico Melbourne Inc.                                                              Florida
Servico Metairie, Inc.                                                              Louisiana
Servico Northwoods Inc.                                                             Florida
Servico Omaha Central, Inc.                                                         Nebraska
Servico Omaha, Inc.                                                                 Nebraska
Servico Operations Corporation                                                      Florida
Servico Pensacola, Inc.                                                             Delaware
Servico Pensacola 7200, Inc.                                                        Delaware
Servico Pensacola 7330, Inc.                                                        Delaware
Servico Pompano Inc.                                                                Florida
Servico Raleigh Inc.                                                                Florida
Servico Raleigh RTP Inc.                                                            Florida
Servico Saginaw, Inc.                                                               Michigan
Servico Silver Spring Inc.                                                          Florida
Servico Summerville, Inc.                                                           S. Carolina
Servico Watertown Inc.                                                              Florida
Servico West Des Moines, Inc.                                                       Iowa
Servico Wichita, Inc.                                                               Kansas
Servico Worcester, Inc.                                                             Florida
Sharon Motel Ent. Inc.                                                              Penna.
SHC Of Delaware Inc.                                                                Delaware
Sheffield Motel Ent. Inc.                                                           Alabama
Singer Island Motel Ent. Inc.                                                       Florida
SL Motel Ent. Inc.                                                                  Missouri
SMC Management Corp. of Ft Wayne                                                    Indiana
SMC Management Corp. of Indianapolis                                                Indiana
Southfield Hospitality Inc.                                                         Michigan
Southfield Hotel Ent. Inc.                                                          Michigan
So. Carolina Interstate Motel Ent. Inc.                                             S. Carolina
Stevens Creek Hospitality, Inc.                                                     Georgia
Street Road Motel Ent. Inc.                                                         Penna.
Tyler Motel Assoc. Inc.                                                             Texas
Washington Motel Ent. Inc.                                                          Penna.
Wilpen Inc.                                                                         Penna.


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